                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
 INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
 FUNDS)                                 INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO TAX-     INVESCO QUALITY MUNICIPAL INCOME TRUST
 EXEMPT FUNDS)                          INVESCO SECURITIES TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
 TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
 AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
 VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
 INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
 TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
 INVESCO BOND FUND

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                  EXPIRATION
   SERIES TRUST)           WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
 ------------------   ----------------------------  --------------  -----------
Invesco Strategic     Invesco will waive advisory
Real Return Fund      fees in an amount equal to     4/30/2014      06/30/2019
                      the advisory fees earned on
                      underlying affiliated
                      investments

AIM INVESTMENT FUNDS
(INVESCO INVESTMENT                                                 EXPIRATION
       FUNDS               WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
--------------------  ----------------------------  --------------  -----------
Invesco Balanced-     Invesco will waive advisory
Risk Commodity        fees in an amount equal to      02/24/15      06/30/2019
Strategy Fund         the advisory fees earned on
                      underlying affiliated
                      investments

Invesco Global        Invesco will waive advisory
Targeted Returns      fees in an amount equal to     12/17/2013     06/30/2019
Fund                  the advisory fees earned on
                      underlying affiliated
                      investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                EXPIRATION
   SERIES TRUST)           WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
--------------------  ----------------------------  --------------  -----------
Premier Portfolio     Invesco will waive advisory     2/1/2011      12/31/2017
                      fees in the amount of 0.07%
                      of the Fund's average daily
                      net assets

Premier U.S.          Invesco will waive advisory     2/1/2011      12/31/2017
Government Money      fees in the amount of 0.07%
Portfolio             of the Fund's average daily
                      net assets

Premier Tax-Exempt    Invesco will waive advisory    06/01/2016     12/31/2017
Portfolio             fees in the amount of 0.05%
                      of the Fund's average daily
                      net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
 ---------                                  ------------------- ---------------
 Invesco American Franchise Fund            February 12, 2010    June 30, 2019
 Invesco California Tax-Free Income Fund    February 12, 2010    June 30, 2019
 Invesco Core Plus Bond Fund                   June 2, 2009      June 30, 2019
 Invesco Equally-Weighted S&P 500 Fund      February 12, 2010    June 30, 2019
 Invesco Equity and Income Fund             February 12, 2010    June 30, 2019
 Invesco Floating Rate Fund                    July 1, 2007      June 30, 2019
 Invesco Global Real Estate Income Fund        July 1, 2007      June 30, 2019
 Invesco Growth and Income Fund             February 12, 2010    June 30, 2019
 Invesco Low Volatility Equity Yield Fund      July 1, 2007      June 30, 2019
 Invesco Pennsylvania Tax Free Income Fund  February 12, 2010    June 30, 2019
 Invesco S&P 500 Index Fund                 February 12, 2010    June 30, 2019
 Invesco Short Duration High Yield          September 30, 2015   June 30, 2019
 Municipal Fund
 Invesco Small Cap Discovery Fund           February 12, 2010    June 30, 2019
 Invesco Strategic Real Return Fund           April 30, 2014     June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                      EFFECTIVE DATE  COMMITTED UNTIL
 ---------                                      --------------  ---------------
 Invesco Charter Fund                           July 1, 2007     June 30, 2019
 Invesco Diversified Dividend Fund              July 1, 2007     June 30, 2019
 Invesco Summit Fund                            July 1, 2007     June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                           --------------  ---------------
 Invesco European Small Company Fund            July 1, 2007     June 30, 2019
 Invesco Global Core Equity Fund                July 1, 2007     June 30, 2019
 Invesco International Small Company Fund       July 1, 2007     June 30, 2019
 Invesco Small Cap Equity Fund                  July 1, 2007     June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Alternative Strategies Fund         October 14, 2014    June 30, 2019
 Invesco Convertible Securities Fund         February 12, 2010   June 30, 2019
 Invesco Global Low Volatility Equity Yield    July 1, 2007      June 30, 2019
 Fund
 Invesco Mid Cap Core Equity Fund              July 1, 2007      June 30, 2019
 Invesco Multi-Asset Inflation Fund          October 14, 2014    June 30, 2019
 Invesco Quality Income Fund                 February 12, 2010   June 30, 2019
 Invesco Small Cap Growth Fund                 July 1, 2007      June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Asia Pacific Growth Fund              July 1, 2007      June 30, 2019
 Invesco European Growth Fund                  July 1, 2007      June 30, 2019
 Invesco Global Growth Fund                    July 1, 2007      June 30, 2019
 Invesco Global Opportunities Fund            August 3, 2012     June 30, 2019
 Invesco Global Responsibility Equity Fund     June 30, 2016     June 30, 2019
 Invesco Global Small & Mid Cap Growth Fund    July 1, 2007      June 30, 2019
 Invesco International Companies Fund        December 21, 2015   June 30, 2019
 Invesco International Core Equity Fund        July 1, 2007      June 30, 2019
 Invesco International Growth Fund             July 1, 2007      June 30, 2019
 Invesco Select Opportunities Fund            August 3, 2012     June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------- ---------------
Invesco All Cap Market Neutral Fund         December 17, 2013    June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/       May 29, 2009      June 30, 2019
Invesco Balanced-Risk Commodity Strategy    November 29, 2010    June 30, 2019
Fund/2/
Invesco Developing Markets Fund                July 1, 2007      June 30, 2019
Invesco Emerging Markets Equity Fund           May 11, 2011      June 30, 2019
Invesco Emerging Markets Flexible Bond        June 14, 2010      June 30, 2019
Fund/3/
Invesco Endeavor Fund                          July 1, 2007      June 30, 2019
Invesco Global Health Care Fund                July 1, 2007      June 30, 2019
Invesco Global Infrastructure Fund             May 2, 2014       June 30, 2019
Invesco Global Market Neutral Fund          December 17, 2013    June 30, 2019
Invesco Global Targeted Returns Fund/5/     December 17, 2013    June 30, 2019
Invesco Greater China Fund                     July 1, 2007      June 30, 2019
Invesco Long/Short Equity Fund              December 17, 2013    June 30, 2019
Invesco Low Volatility Emerging Markets     December 17, 2013    June 30, 2019
Fund
Invesco Macro Allocation Strategy Fund/4/   September 25, 2012   June 30, 2019
Invesco Macro International Equity Fund     December 17, 2013    June 30, 2019
Invesco Macro Long/Short Fund               December 17, 2013    June 30, 2019
Invesco MLP Fund                             August 29, 2014     June 30, 2019
Invesco Multi-Asset Income Fund/6/          December 13, 2011    June 30, 2019
Invesco Pacific Growth Fund                 February 12, 2010    June 30, 2019
Invesco Select Companies Fund                  July 1, 2007      June 30, 2019
Invesco World Bond Fund                        July 1, 2007      June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Corporate Bond Fund                 February 12, 2010   June 30, 2019
 Invesco Global Real Estate Fund               July 1, 2007      June 30, 2019
 Invesco Government Money Market Fund          July 1, 2007      June 30, 2019
 Invesco High Yield Fund                       July 1, 2007      June 30, 2019
 Invesco Real Estate Fund                      July 1, 2007      June 30, 2019
 Invesco Short Duration Inflation Protected    July 1, 2007      June 30, 2019
 Fund
 Invesco Short Term Bond Fund                  July 1, 2007      June 30, 2019
 Invesco U.S. Government Fund                  July 1, 2007      June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco American Value Fund                 February 12, 2010   June 30, 2019
 Invesco Comstock Fund                       February 12, 2010   June 30, 2019
 Invesco Energy Fund                           July 1, 2007      June 30, 2019
 Invesco Dividend Income Fund                  July 1, 2007      June 30, 2019
 Invesco Gold & Precious Metals Fund           July 1, 2007      June 30, 2019
 Invesco Mid Cap Growth Fund                 February 12, 2010   June 30, 2019
 Invesco Small Cap Value Fund                February 12, 2010   June 30, 2019
 Invesco Technology Fund                       July 1, 2007      June 30, 2019
 Invesco Technology Sector Fund              February 12, 2010   June 30, 2019
 Invesco Value Opportunities Fund            February 12, 2010   June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco High Yield Municipal Fund           February 12, 2010   June 30, 2019
 Invesco Intermediate Term Municipal Income  February 12, 2010   June 30, 2019
 Fund
 Invesco Municipal Income Fund               February 12, 2010   June 30, 2019
 Invesco New York Tax Free Income Fund       February 12, 2010   June 30, 2019
 Invesco Tax-Exempt Cash Fund                  July 1, 2007      June 30, 2019
 Invesco Limited Term Municipal Income Fund    July 1, 2007      June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco V.I. American Franchise Fund        February 12, 2010   June 30, 2019
 Invesco V.I. American Value Fund            February 12, 2010   June 30, 2019
 Invesco V.I. Balanced-Risk Allocation       December 22, 2010   June 30, 2019
 Fund/7/
 Invesco V.I. Comstock Fund                  February 12, 2010   June 30, 2019
 Invesco V.I. Core Equity Fund                 July 1, 2007      June 30, 2019
 Invesco V.I. Core Plus Bond Fund             April 30, 2015     June 30, 2019
 Invesco V.I. Diversified Dividend Fund      February 12, 2010   June 30, 2019
 Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010   June 30, 2019
 Invesco V.I. Equity and Income Fund         February 12, 2010   June 30, 2019
 Invesco V.I. Global Core Equity Fund        February 12, 2010   June 30, 2019
 Invesco V.I. Global Health Care Fund          July 1, 2007      June 30, 2019
 Invesco V.I. Global Real Estate Fund          July 1, 2007      June 30, 2019
 Invesco V.I. Government Money Market Fund     July 1, 2007      June 30, 2019
 Invesco V.I. Government Securities Fund       July 1, 2007      June 30, 2019
 Invesco V.I. Growth and Income Fund         February 12, 2010   June 30, 2019
 Invesco V.I. High Yield Fund                  July 1, 2007      June 30, 2019
 Invesco V.I. International Growth Fund        July 1, 2007      June 30, 2019
 Invesco V.I. Managed Volatility Fund          July 1, 2007      June 30, 2019
 Invesco V.I. Mid Cap Core Equity Fund         July 1, 2007      June 30, 2019
 Invesco V.I. Mid Cap Growth Fund            February 12, 2010   June 30, 2019
 Invesco V.I. S&P 500 Index Fund             February 12, 2010   June 30, 2019
 Invesco V.I. Small Cap Equity Fund            July 1, 2007      June 30, 2019
 Invesco V.I. Technology Fund                  July 1, 2007      June 30, 2019
 Invesco V.I. Value Opportunities Fund         July 1, 2007      June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------- ---------------
Invesco Exchange Fund                       September 30, 2015   June 30, 2019

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                     January 16, 2013   June 30, 2019

                           INVESCO MANAGEMENT TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                            --------------  ---------------
Invesco Conservative Income Fund                July 1, 2014     June 30, 2019

                               CLOSED-END FUNDS

 FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Advantage Municipal Income Trust II   May 15, 2012      June 30, 2019
 Invesco Bond Fund                            August 26, 2015    June 30, 2019
 Invesco California Value Municipal Income     May 15, 2012      June 30, 2019
 Trust
 Invesco Dynamic Credit Opportunities Fund     May 15, 2012      June 30, 2019
 Invesco High Income 2023 Target Term Fund   November 28, 2016   June 30, 2019
 Invesco High Income Trust II                  May 15, 2012      June 30, 2019
 Invesco Municipal Income Opportunities       August 26, 2015    June 30, 2019
 Trust
 Invesco Municipal Opportunity Trust           May 15, 2012      June 30, 2019
 Invesco Municipal Trust                       May 15, 2012      June 30, 2019
 Invesco Pennsylvania Value Municipal          May 15, 2012      June 30, 2019
 Income Trust
 Invesco Quality Municipal Income Trust       August 26, 2015    June 30, 2019
 Invesco Senior Income Trust                   May 15, 2012      June 30, 2019
 Invesco Trust for Investment Grade            May 15, 2012      June 30, 2019
 Municipals
 Invesco Trust for Investment Grade New        May 15, 2012      June 30, 2019
 York Municipals
 Invesco Value Municipal Income Trust          June 1, 2010      June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.